                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:

        End of Period Collection Account Balance as of Prior Payment Date:                     368,027.03

        Available Funds:
               Contract Payments due and received in this period                             5,674,656.84
               Contract Payments due in prior period(s) and received in this
                  period                                                                       442,520.69
               Contract Payments received in this period for next period                       295,229.56
               Sales, Use and Property Tax, Maintenance, Late Charges                          124,892.96
               Prepayment Amounts related to early termination in this period                  426,271.60
               Servicer Advance                                                                936,880.49
               Proceeds received from recoveries on previously Defaulted
                  Contracts                                                                          0.00
               Transfer from Reserve Account                                                    15,556.16
               Interest earned on Collection Account                                            15,435.58
               Interest earned on Affiliated Account                                             3,526.18
               Proceeds from repurchase of Contracts per Contribution and
                  Servicing Agreement Section 5.03                                                   0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract < Predecessor contract)                                      0.00
               Amounts paid under insurance policies                                                 0.00
               Any other amounts                                                                     0.00

                                                                                            -------------
        Total Available Funds                                                                8,302,997.09
        Less: Amounts to be Retained in Collection Account                                     483,720.95
                                                                                            -------------
        AMOUNT TO BE DISTRIBUTED                                                             7,819,276.14
                                                                                            =============


        DISTRIBUTION OF FUNDS:
               1. To Trustee -  Fees                                                                 0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or
                  Servicer Advances                                                            442,520.69
               3. To Noteholders (For Servicer Report immediately following the
                  Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                   4,985,154.38
                        a) Class A2 Principal (distributed after A1 Note matures)
                           and Interest                                                        210,100.00
                        a) Class A3 Principal (distributed after A2 Note matures)
                           and Interest                                                        353,168.75
                        a) Class A4 Principal (distributed after A3 Note matures)
                           and Interest                                                        518,751.20
                        b) Class B Principal and Interest                                      105,181.41
                        c) Class C Principal and Interest                                      210,904.58
                        d) Class D Principal and Interest                                      143,117.12
                        e) Class E Principal and Interest                                      196,797.52

               4. To Reserve Account for Requirement per Indenture Agreement
                  Section 3.08                                                                       0.00
               5. To Issuer - Residual  Principal and Interest and Reserve
                  Account Distribution
                        a) Residual Interest (Provided no Restricting or
                           Amortization Event in effect)                                       211,489.96
                        b) Residual Principal (Provided no Restricting or
                           Amortization Event in effect)                                       166,731.39
                        c) Reserve Account Distribution (Provided no Restricting
                           or Amortization Event in effect)                                     15,556.16
               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                  Earned and Any Other Amounts                                                 143,854.72
               7. To Servicer, Servicing Fee and other Servicing Compensations                 115,948.26
                                                                                            -------------
        TOTAL FUNDS DISTRIBUTED                                                              7,819,276.14
                                                                                            =============
        End of Period Collection Account Balance {Includes Payments in Advance &            -------------
           Restricting Event Funds (if any)}                                                   483,720.95
                                                                                            =============

II. RESERVE ACCOUNT

Beginning Balance                                                                           $4,876,395.87
         - Add Investment Earnings                                                              15,556.16
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
           Requirement)                                                                              0.00
         - Less Distribution to Certificate Account                                             15,556.16
                                                                                            -------------
End of period balance                                                                       $4,876,395.87
                                                                                            =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                  $4,876,395.87
                                                                                            =============

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                 Pool A                                                                    229,588,458.38
                 Pool B                                                                     42,501,656.98
                                                                                        ------------------
                                                                                                                   272,090,115.36
Class A Overdue Interest, if any                                                                     0.00
Class A Monthly Interest - Pool A                                                              992,770.01
Class A Monthly Interest - Pool B                                                              183,782.63

Class A Overdue Principal, if any                                                                    0.00
Class A Monthly Principal - Pool A                                                           3,633,969.05
Class A Monthly Principal - Pool B                                                           1,256,652.64
                                                                                        ------------------
                                                                                                                     4,890,621.69
Ending Principal Balance of the Class A Notes
                 Pool A                                                                    225,954,489.33
                 Pool B                                                                     41,245,004.34
                                                                                        ------------------      ------------------
                                                                                                                   267,199,493.67
                                                                                                                ==================

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $286,080,000    Original Face $286,080,000      Balance Factor
$            4.112670         $                17.095294            93.400270%
-------------------------------------------------------------------------------


IV. CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                 Class A1                                                                   27,410,115.36
                 Class A2                                                                   55,000,000.00
                 Class A3                                                                   82,500,000.00
                 Class A4                                                                  107,180,000.00

                                                                                        ------------------

Class A Monthly Interest                                                                                           272,090,115.36
                 Class A1 (Actual Number Days/360)                                              94,532.69
                 Class A2                                                                      210,100.00
                 Class A3                                                                      353,168.75
                 Class A4                                                                      518,751.20

                                                                                        ------------------

Class A Monthly Principal
                 Class A1                                                                    4,890,621.69
                 Class A2                                                                            0.00
                 Class A3                                                                            0.00
                 Class A4                                                                            0.00

                                                                                        ------------------
                                                                                                                     4,890,621.69
Ending Principal Balance of the Class A Notes
                 Class A1                                                                   22,519,493.67
                 Class A2                                                                   55,000,000.00
                 Class A3                                                                   82,500,000.00
                 Class A4                                                                  107,180,000.00

                                                                                        ------------------      ------------------
                                                                                                                   267,199,493.67
                                                                                                                ==================

Class A1

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $41,7005,000    Original Face $41,400,000        Balance Factor
$          2.283398           $              118.130959              54.394912%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class B Notes
                           Pool A                                                         3,916,357.93
                           Pool B                                                           725,000.30
                                                                                       ----------------
                                                                                                                4,641,358.23

      Class B Overdue Interest, if any                                                            0.00
      Class B Monthly Interest - Pool A                                                      18,357.93
      Class B Monthly Interest - Pool B                                                       3,398.44
      Class B Overdue Principal, if any                                                           0.00
      Class B Monthly Principal - Pool A                                                     61,988.85
      Class B Monthly Principal - Pool B                                                     21,436.19
                                                                                       ----------------
                                                                                                                   83,425.04
      Ending Principal Balance of the Class B Notes
                           Pool A                                                         3,854,369.08
                           Pool B                                                           703,564.11
                                                                                       ----------------
                                                                                                             ----------------
                                                                                                                4,557,933.19
                                                                                                             ================


      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
      Original Face $4,880,000    Original Face $4,880,000     Balance Factor
      $            4.458273       $           17.095295              93.400270%
      --------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
                           Pool A                                                         7,824,690.55
                           Pool B                                                         1,448,514.94
                                                                                       ----------------
                                                                                                                9,273,205.49

      Class C Overdue Interest, if any                                                            0.00
      Class C Monthly Interest - Pool A                                                      37,317.25
      Class C Monthly Interest - Pool B                                                       6,908.21
      Class C Overdue Principal, if any                                                           0.00
      Class C Monthly Principal - Pool A                                                    123,850.67
      Class C Monthly Principal - Pool B                                                     42,828.45
                                                                                       ----------------
                                                                                                                  166,679.12
      Ending Principal Balance of the Class C Notes
                           Pool A                                                         7,700,839.88
                           Pool B                                                         1,405,686.49
                                                                                       ----------------
                                                                                                             ----------------
                                                                                                                9,106,526.37
                                                                                                             ================

      --------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
      Original Face $9,750,000    Original Face $9,750,000     Balance Factor
      $          4.535945         $               17.095294           93.400270%
      --------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

        Beginning Principal Balance of the Class D Notes
                             Pool A                                                          5,216,460.35
                             Pool B                                                            965,676.64
                                                                                        ------------------
                                                                                                                   6,182,136.99

        Class D Overdue Interest, if any                                                             0.00
        Class D Monthly Interest - Pool A                                                       26,999.53
        Class D Monthly Interest - Pool B                                                        4,998.18
        Class D Overdue Principal, if any                                                            0.00
        Class D Monthly Principal - Pool A                                                      82,567.11
        Class D Monthly Principal - Pool B                                                      28,552.30
                                                                                        ------------------
                                                                                                                     111,119.41
        Ending Principal Balance of the Class D Notes
                             Pool A                                                          5,133,893.24
                             Pool B                                                            937,124.34
                                                                                        ------------------     -----------------
                                                                                                                   6,071,017.58
                                                                                                               =================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
        Original Face $6,500,000   Original Face $6,500,000     Balance Factor
        $           4.922725       $               17.095294          93.400270%
        ------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
        Beginning Principal Balance of the Class E Notes
                             Pool A                                                          6,524,588.11
                             Pool B                                                          1,207,838.63
                                                                                        ------------------
                                                                                                                   7,732,426.74

        Class E Overdue Interest, if any                                                             0.00
        Class E Monthly Interest - Pool A                                                       48,782.17
        Class E Monthly Interest - Pool B                                                        9,030.61
        Class E Overdue Principal, if any                                                            0.00
        Class E Monthly Principal - Pool A                                                     103,272.40
        Class E Monthly Principal - Pool B                                                      35,712.34
                                                                                        ------------------
                                                                                                                     138,984.74
        Ending Principal Balance of the Class E Notes
                             Pool A                                                          6,421,315.71
                             Pool B                                                          1,172,126.29
                                                                                        ------------------     -----------------
                                                                                                                   7,593,442.00
                                                                                                               =================

        ------------------------------------------------------------------------
        Interest Paid Per $1,000   Principal Paid Per $1,000    Ending Principal
        Original Face $8,130,000   Original Face $8,130,000     Balance Factor
        $          7.111043        $               17.095294          93.400271%
        ------------------------------------------------------------------------

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                   7,827,144.48
                             Pool B                                                   1,448,969.22
                                                                                   ----------------
                                                                                                               9,276,113.70

        Residual Interest - Pool A                                                      178,333.85
        Residual Interest - Pool B                                                       33,156.11
        Residual Principal - Pool A                                                     123,889.51
        Residual Principal - Pool B                                                      42,841.88
                                                                                   ----------------
                                                                                                                 166,731.39
        Ending Residual Principal Balance
                             Pool A                                                   7,703,254.97
                             Pool B                                                   1,406,127.34
                                                                                   ----------------
                                                                                                           -----------------
                                                                                                               9,109,382.31
                                                                                                           =================


X. PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                        115,948.26
         - Servicer Advances reimbursement                                                                       442,520.69
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       143,854.72
                                                                                                           -----------------
        Total amounts due to Servicer                                                                            702,323.67
                                                                                                           =================

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                               260,897,699.78

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              4,129,537.58

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
             ending of the related Collection Period                                                                  256,768,162.20
                                                                                                                      ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                          3,914,585.97

              - Principal portion of Prepayment Amounts                                                 214,951.61

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                   0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                        0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                 0.00

                                                                                                     -------------
                                   Total Decline in Aggregate Discounted Contract Balance             4,129,537.58
                                                                                                     =============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                                48,297,656.70

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              1,428,023.80

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
             ending of the related Collection Period                                                                   46,869,632.90
                                                                                                                      ==============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments and Servicer Advances                          1,218,944.95

              - Principal portion of Prepayment Amounts                                                 209,078.85

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                   0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                        0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                 0.00

                                                                                                     -------------
                                   Total Decline in Aggregate Discounted Contract Balance             1,428,023.80
                                                                                                     =============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     303,637,795.10
                                                                                                                      ==============

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                      Predecessor
                                                       Discounted                 Predecessor         Discounted
          Lease #        Lessee Name                   Present Value              Lease #             Present Value
          ---------------------------------            ------------------         --------------      ----------------------
                         NONE











                                                       ------------------                             ----------------------
                                               Totals:             $0.00                                              $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $          0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                         $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                    NO     X
                                                                                 ----------             --------


          POOL B                                                                                      Predecessor
                                                       Discounted                 Predecessor         Discounted
          Lease #        Lessee Name                   Present Value              Lease #             Present Value
          ---------------------------------            ------------------         --------------      ----------------------
                         NONE









                                                       ------------------                             ----------------------
                                               Totals:             $0.00                                              $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                  $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
             AGENCY APPROVES)                                                                                                 0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
          THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION
          HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                    NO     X
                                                                                 ----------             --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                     Predecessor
                                                       Discounted                 Predecessor         Discounted
          Lease #    Lessee Name                       Present Value              Lease #             Present Value
          --------------------------------             -------------------        --------------      -------------------
                     None










                                                       ------------------                             -------------------
                                               Totals:             $0.00                                           $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          $          0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                        $272,767,516.82
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                    NO     X
                                                                                 ----------             --------



          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS
                                                                                                      Predecessor
                                                       Discounted                 Predecessor         Discounted
          Lease #    Lessee Name                       Present Value              Lease #             Present Value
          --------------------------------             ------------------         --------------      -------------------
                     None









                                                       ------------------                             -------------------
                                               Totals:             $0.00                                           $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                              $         0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                         $52,325,540.92
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
          SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
          FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD           YES                    NO     X
                                                                                 ----------             --------

                        DVI RECEIVABLES XIV L.L.C. 2001-1

                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 11, 2001


XV.    POOL PERFORMANCE MEASUREMENTS

1.                AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
          This Month                          6,658,691.71          This Month                          303,637,795.10
          1 Month Prior                       1,416,301.00          1 Month Prior                       309,195,356.48
          2 Months Prior                        330,262.47          2 Months Prior                      315,680,902.40

          Total                               8,405,255.18          Total                               928,514,053.98

          a) 3 MONTH AVERAGE                  2,801,751.73          b) 3 MONTH AVERAGE                  309,504,684.66

          c) a/b                                      0.91%


2.        Does a Delinquency Condition Exist (1c > 6%)?                       Yes                          No            X
                                                                                  ----------------------           ---------------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?               Yes                          No            X
                                                                                  ----------------------           ---------------
          B. An Indenture Event of Default has occurred and is
             then continuing?                                                 Yes                          No            X
                                                                                  ----------------------           ---------------

4.        Has a Servicer Event of Default occurred?                           Yes                          No            X
                                                                                  ----------------------           ---------------


5.        Amortization Event Check

          A. Is 1c  > 8%?                                                     Yes                          No            X
                                                                                  ----------------------           ---------------
          B. Bankruptcy, insolvency, reorganization; default/violation
             of any covenant or obligation not remedied within 90 days?       Yes                          No            X
                                                                                  ----------------------           ---------------
          C. As of any Determination date, the sum of all defaulted
             contracts since the Closing date exceeds 6% of the ADCB
             on the Closing Date?                                             Yes                          No            X
                                                                                  ----------------------           ---------------




6.        Aggregate Discounted Contract Balance at Closing Date              Balance  $  273,612,728.90
                                                                                  ----------------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                    Current Pool Balance                              # Leases
                     -------------                    --------------------                              --------
                           31 - 60                           12,220,811.30                                    40
                           61 - 90                            7,621,892.56                                    16
                          91 - 180                            6,658,691.71                                    26



          Approved By:
          Matthew E. Goldenberg
          Assistant Treasurer